Exhibit 10.9
CREDIT AGREEMENT JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of July 25, 2017, is made by Palms Leaseco LLC, NP Landco Holdco LLC, NP Tropicana LLC and CV PropCo, LLC (the “Additional Credit Parties”), in favor of Deutsche Bank AG Cayman Islands Branch, as administrative agent (in such capacity, “Administrative Agent”) for the several banks and other financial institutions (“Lenders”) from time to time party to the Credit Agreement, dated as of June 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of January 30, 2017, as modified by that certain Incremental Joinder Agreement, dated as of January 30, 2017, as further amended by that certain Second Amendment to Credit Agreement, dated as of April 5, 2017, as further amended and modified by the Incremental Joinder No. 2 and Third Amendment to Credit Agreement, dated as of May 2, 2017, as further modified by the Incremental Joinder Agreement No. 3, dated as of May 10, 2017, as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not defined herein have the same meanings given to them in the Credit Agreement), among Station Casinos LLC (“Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Administrative Agent, Deutsche Bank AG Cayman Islands Branch, as Collateral Agent, and the other parties party thereto.
W I T N E S S E T H:
WHEREAS, the parties to this Joinder Agreement wish to add each Additional Credit Party as a Credit Party under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises herein contained, the parties hereto hereby agree as follows:
1.    Each undersigned Additional Credit Party hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to:
(a)    join the Credit Agreement as a “Guarantor,” as indicated with its signature below;
(b)    be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)    perform all obligations and duties required of it by the Credit Agreement as a Guarantor.
2.    Without limiting the foregoing, the Additional Credit Parties, jointly and severally with Borrower and each other Guarantor, hereby guarantee as primary obligors and not as sureties to each Secured Party and its successors and assigns, as provided in the Guarantee, prompt payment and performance in full when due (whether at stated maturity, by acceleration, demand or otherwise) of the Guaranteed Obligations strictly in accordance with the terms thereof.
3.    Each of the undersigned hereby represents and warrants that the representations and warranties with respect to it contained in Article VIII of the Credit Agreement and in each of the other Credit Documents to which such signatory is a party, by virtue of this Joinder Agreement or otherwise, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date is true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the applicable date).
4.    The address and jurisdiction of organization or incorporation, as applicable, of each Additional Credit Party is set forth below its name on the signature pages hereto.
5.    This Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

6.    THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS JOINDER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.
Dated: July 25, 2017

PALMS LEASECO LLC, a Nevada limited liability company
NP LANDCO HOLDCO LLC, a Nevada limited liability
company
NP TROPICANA LLC, a Nevada limited liability company
CV PROPCO, LLC, a Nevada limited liability company
each, as Guarantor

/s/ MATTHEW L. HEINHOLD
Name: Matthew L. Heinhold
Title: Authorized Person

Address:
1505 South Pavilion Center Drive
Las Vegas, NV 89135
Attn: General Counsel
Fax: 702-495-4245

ACKNOWLEDGED AND AGREED TO:
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
as Administrative Agent
/s/ MARY KAY COYLE
Name: Mary Kay Coyle
Title: Managing Director
/s/ ANCA TRIFAN
Name: Anca Trifan
Title: Managing Director